EXHIBIT 10.2

                              Employment Agreement
                                     Between
                            Retrieval Dynamics Corp.
                                       and
                            The Undersigned Employee

         This Agreement is by and between Retrieval Dynamics Corp., having a principal place of business at 701 Treasure Boat Way, Sarasota, Florida 33042, its directors, officers, members, partners, employees, agents, successors and assigns (hereinafter referred to individually and/or collectively as "Employer"), and Anthony Cella, having a residence at 7430 Fairlinks Ct., Sarasota, FL, his/her heirs, estate, executors, administrators, agents and assigns (hereinafter referred to individually and/or collectively as "Undersigned Employee").

         Employer and the Undersigned Employee are referred to collectively as parties.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

I.       INTRODUCTION AND DEFINITIONS

         1.1      This Agreement is effective as of    March 1, 2000.

         1.2 Employer is engaged in the business of software development, strategic planning, consultation services and sales in the field of electronic wireless application service provider, and desires to employ and/or continue the employment of the Undersigned Employee for the purpose of advancing its business interests.

         1.3 Accordingly, the employment and/or continued employment of the Undersigned Employee with Employer is made subject to the terms and conditions set forth herein.

         1.4 As used in this Agreement, the following definitions shall control:

         (A) "Business Interests" shall mean software development, strategic planning, consultation services and sales of the products in which Employer is actively or tentatively engaged in.

         (B) "Client" and "Clients" shall mean any and all clients and partners of the Employer, both past, present and future.

         (C) "Employment" shall mean the time period during which the Undersigned Employee receives or is due any type of compensation, whether periodic or lump-sum, from the Employer, including but not limited to compensation as a result of (i) full time, part-time, hourly, commissioned or other type of work performed for or on behalf of the Employer, (ii) benefits received under any Worker's Compensation insurance, or (iii) benefits received under any federal, state or unemployment program.

         (D) "Course of Employment" shall mean any and all actions taken and/or services rendered by the Undersigned Employee for or on behalf of the Employer or a Client, whether taken or rendered as a direct or indirect result of (i) the Undersigned Employee's own initiative, (ii) a request by or on behalf of Employer, (iii) a request by or on behalf of any subsidiary of or entity related to Employer, or (iv) a request by or on behalf of a Client.

         (E) "Termination" shall mean the last day of Employment of the Undersigned Employee, regardless of the reason therefor, whether voluntary or involuntary on the part of the Undersigned Employee.



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II.      OBLIGATIONS OF CONFIDENTIALITY

         2.1 Any and all information which Clients may disclose to Employer or the Undersigned Employee, including but not limited Clients' relationship with Employer, is considered confidential and proprietary to the respective client.

         2.2 Any and all information about the Employer, including that information which is learned by the Undersigned Employee during his or her Employment with Employer, is considered confidential and proprietary to Employer. Such confidential and proprietary information includes but is not limited to Employer's list of Clients and its methods of doing business, including its fee structure, pricing schedules, finances, business procedures, sales letters, marketing materials and proposals.

         2.3 Employer also considers  confidential  and proprietary its software
code,  flowcharts,   design  documents,   programming   methodology,   debugging
techniques, and all other information relating thereto.

         2.4 Accordingly, absent authorization by an officer of Employer, the Undersigned Employee hereby agrees not to disclose to others, either directly or through any third party, the confidential and proprietary information specified in Paragraphs 2.1, 2.2 and/or 2.3, regardless of the manner in which said information was communicated to or received by the Undersigned Employee, whether oral, written, digital or otherwise, and regardless of whether or not said information was marked as confidential or proprietary.

         2.5 The confidential and proprietary information specified in Paragraphs 2.1, 2.2 and/or 2.3 is considered proprietary to, the exclusive property of and owned-in-full by Employer. Accordingly, the Undersigned Employee hereby agrees not to use, either directly or through any third party, said information in any manner outside his or her Course of Employment without the express written authorization of an officer of Employer.

         2.6 The obligations set forth in Paragraphs 2.4 and 2.5 shall continue ad infinitum.

III.     AGREEMENT NOT TO COMPETE

         3.1 The Undersigned Employee hereby agrees that during his or her Employment, and for a period of one (1) year subsequent to Termination, he or she will not engage in any activities competitive to the Business Interests of Employer, or advise or be employed by any company or other entity, in any capacity, which engages in or by Employee's hire contemplates to be engaged in activities or business interests similar or identical to that of the Business Interests of Employer.

         3.2 The obligations set forth in Paragraph 3.1 are limited to the 48 contiguous states comprising the United States of America.

         3.3 The Undersigned Employee hereby agrees that during his or her Employment, and for a period of two (2) years subsequent to Termination, he or she will not solicit or otherwise contact, or perform any services for or on behalf of, either directly or through any third party, any Client for any reason whatsoever outside the scope of the Undersigned Employee's Employment, absent written authorization by an officer of Employer.
         3.4 The Undersigned Employee acknowledges that the obligations set forth in Paragraphs 3.1, 3.2 and/or 3.3 may, for a limited period of time subsequent to Termination, result in a decrease in earning capacity. However, the Undersigned Employee represents that he or she has demonstrated abilities to earn substantial income from business activities non-competitive with those of Employer and has accepted the restrictions imposed by this Agreement as a result of his or her considered judgment of the benefits that may accrue from the employment with Employer.


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         3.5 Although  Employer has  attempted to place the  narrowest  possible limitations on the Undersigned Employee's subsequent employment opportunities, the Undersigned Employee may nonetheless find that such limitations constitute a serious handicap in securing further employment. In the event the Undersigned Employee finds that the obligations set forth in Paragraphs 3.1, 3.2 and/or 3.3 constitute a serious handicap in securing further employment, the Undersigned Employee agrees to make written request to Employer for a waiver thereof prior to accepting employment in conflict therewith. Such request shall include the name and address of the organization at which the Undersigned Employee seeks employment, and the position and complete list of duties which the Undersigned Employee will be performing therefor. A waiver, unqualified or upon stated conditions, may be granted by Employer. However, Employer is under no obligation to waive any of the obligations set forth in Paragraphs 3.1, 3.2 and/or 3.3 where waiver will or may, in the subjective opinion of Employer, interfere with or be adverse to Employer's Business Interests as same may develop.

         3.6 It is understood that any violation by the Undersigned Employee of any obligation set forth in Paragraphs 3.1, 3.2 and/or 3.3 would result in substantial harm to Employer for which an adequate remedy at law is insufficient. Accordingly, Employer may seek injunctive relief as a result of any violation by the Undersigned Employee of any obligation set forth in Paragraphs 3.1, 3.2 and/or 3.3. Injunctive relief shall be in addition to, and not in lieu of, any other remedies available to the Employer.

IV.      ASSIGNMENT OF INTELLECTUAL PROPERTY RIGHTS

         4.1 Any and all work product produced for the Employer and services rendered by the Undersigned Employee during his or her Employment, whether in draft or final format and whether or not completed by the Undersigned Employee during his or her Employment, is considered proprietary to, the exclusive property of and owned-in-full by Employer.

         4.2 Any and all inventions or improvements of an invention, whether patentable or not, copyrights, trademarks, trade dress, trade secrets or know-how which the Undersigned Employee conceives of or reduces to practice during his or her Employment as a direct or indirect result of his or her Employment, is considered proprietary to, the exclusive property of and owned-in-full by Employer.

         4.3 The Undersigned Employee shall promptly and completely disclose to Employer the subject matter set forth in Paragraphs 4.1 and 4.2 as necessary to keep Employer fully and timely aware of same.

         4.4 The Undersigned Employee hereby agrees to assign and by this document does hereby assign to Employer any and all rights, title and interest which he or she has or may have in and to the subject matter set forth in Paragraphs 4.1 and 4.2.

         4.5 The Undersigned Employee shall and will do all lawful acts and things, make all rightful oaths, and make, execute and deliver any and all other instruments in writing, and any and all further applications, papers, powers, affidavits, assignments, disclaimers and other documents which may be required or necessary in this or in any foreign country to more effectually secure to and vest in Employer the entire right, title and interest in and to the subject matter specified in Paragraph 4.4.

         4.6 The Undersigned Employee warrants that he or she has full right to convey the entire right, title and interest herein assigned free and clear of all licenses, encumbrances and liens whatsoever, and that he or she has not executed and will not execute any instrument in conflict herewith.

V.   REMUNERATION & TERM THEREOF

         5.1  The Undersigned Employee shall receive the following remuneration:

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         (A) Salary: First 8 months salary in the amount of $120,000 per year to be paid in equal monthly installments over the 8 months; starting November 1, 2000 the amount of $160,000 to be paid in equal monthly installments over the next 14 months.

         (B) A monthly automobile allowance equal to $1,000.00 per month, (all inclusive). The company, at its' discretion, has the right to obtain a vehicle for your use, which will eliminate the monthly allowance.

         (C) Cellular phone service will be provided by the company.

         (D) Other Benefits: In addition to the above, the Undersigned Employee shall also be entitled to the following Other Benefits, as same become available, on terms and conditions as the Employer, in its sole discretion, may determine: (I) participation in the Employer's bonus incentive program; (ii) participation for the Undersigned Employee in the Employer's health plan (including family benefits), term life insurance and accidental death and dismemberment policy; and (iii) participation in the Employer's employee stock option plan.

         5.2 The term of this section V ("Term") shall be for two (2) years, effective as of March 1, 2000 ("Start Date"), whereupon all obligations of the Employer set forth in this section V shall cease and be of no further force or effect, provided, however, as follows:

         (A) Early Termination by Undersigned Employee: The Undersigned Employee may voluntarily terminate his/her Employment upon written notice to an officer or director of the Employer, the effective date thereof to be determined by the Employer.

         (B) Early Termination by Employer: Notwithstanding the above, the Undersigned Employee understands and accepts that his/her Term of Employment is at the will of the Employer, and as such, the Employer may terminate the Undersigned Employee for cause or for no cause at all. However, in the event the Employer does not offer the Undersigned Employee continued Employment under any conditions, the Undersigned Employee shall receive six (6) consecutive monthly payments, each payment equal to the amount of the Undersigned Employee's monthly base salary (as set forth in Paragraph 5.1(A)), less applicable taxes and deductions. This Paragraph 5.1(C) shall not apply in the event the Undersigned Employee voluntarily terminated his/her Employment or was terminated by the Employer for cause.

         (C) Non-renewal of Employment after Term. At the end of the Term, the Employer is under no obligation to offer the Undersigned Employee continued Employment under any conditions. However, in the event the Employer does not offer the Undersigned Employee continued Employment under any conditions, the Undersigned Employee shall receive six (6) consecutive monthly payments, each payment equal to the amount of the Undersigned Employee's monthly base salary (as set forth in Paragraph 5.1(A)), less applicable taxes and deductions. This Paragraph 5.1(C) shall not apply in the event the Undersigned Employee voluntarily terminated his/her Employment or was terminated by the Employer for cause.
         (D) In addition, should there be a change of ownership, a contract continuation clause will be in effect, requiring the continued employment or severance package covering a period not to exceed one year, for salary and benefits only. The acquiring company has the option to assist you in the search or obtaining of similar employment, at a similar salary.

VI.      WARRANTIES

         6.1    The Undersigned Employee represents and warrants that he or she:
(i) has the right to enter into this Agreement; (ii) has read and understands all of the terms and conditions contained herein; (iii) has

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been advised by the Employer to seek legal counsel  regarding the review of this
Agreement prior to signing it; (iv) has had an opportunity to consult with an attorney regarding the terms and conditions contained herein; (v) has been given an opportunity to propose changes and modifications to this Agreement; (vi) has waived its opportunity to protest or contest any provision of this Agreement, both now and in the future; and (vii) hereby agrees to be bound by and to the terms and conditions of this Agreement.

         6.2 The Employer has made no representations concerning any of the terms or conditions contained herein, except as follows (if none, state "none"):
________________________________


VII.     CONSTRUCTION & OTHER PROVISIONS

         7.1 This Agreement represents a complete integration of all terms and conditions specified herein between the parties and supersedes any and all previous Agreements, whether oral or written, directed to the subject matter specified herein.

         7.2 Any and all modifications or changes to, or cancellations or extensions of this Agreement shall be in writing and executed by both parties.

         7.3 All Paragraphs contained in this Agreement are part of this Agreement. The titles to the various sections of this Agreement, however, are for clarity; they are not intended to be limiting in any way.

         7.4 The parties to this Agreement agree and consent that the proper forum and court jurisdiction is in the State of the employee, and that any and all disputes which arise or may arise on account of this Agreement shall be litigated either by filing an action in the Superior Court, Judicial District of, or in a federal district court located in the employees State. The parties further agree that neither party nor its agents shall move to transfer the matter to any other court or arbitration forum for any reason, absent written consent by both parties.

         7.5 This Agreement shall inure to the benefit of and shall be binding upon Employer's successors and assigns, as well as the Undersigned Employee's heirs, estate, executors, administrators, agents and assigns.

         7.6 In the event a court of competent jurisdiction holds or finds any of the terms or conditions contained in this Agreement to be invalid or unenforceable, such holding or finding shall not affect the validity or enforceability of any of the other terms or conditions contained in this Agreement.

         7.7 In the event it becomes necessary for Employer to enforce any provision of this Agreement against the Undersigned Employee or its future employer(s), the burden of financial responsibility for such action shall be governed by the disputing party's State jurisdiction.

         7.8 Nothing in this Agreement shall prohibit the Undersigned Employee from performing services for others not in conflict with this Agreement.

         7.9 The Undersigned Employee, by initialing the bottom portion of each page of this Agreement, represents and affirms that he or she has read and understands each Paragraph of this Agreement, and agrees to be bound by the terms and conditions set forth herein.

         7.10 The Undersigned Employee shall receive its regular remuneration from Employer as consideration for the terms and conditions set forth in this Agreement.


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         7.11 Any waiver of the compensation  specified in Paragraph 6.10 by the
Undersigned Employee shall not negate the Undersigned Employee's obligations set forth in this Agreement.

         7.12 The Undersigned Employee hereby agrees to fully cooperate with Employer in its efforts to enforce and/or secure its rights specified in this Agreement.

VIII.    AS AGREED BY THE PARTIES

         8.1 This Agreement is being executed in duplicate, thereby providing each party hereto an original, executed copy for their records.


         UNDERSIGNED EMPLOYEE               EMPLOYER


Signature:  /s/ Anthony A.  Cella           Signature: /s/ Peter M.  Voghel
Print Name: Anthony A.  Cella               By:      Peter M.  Voghel
                                            Title: President
                                            duly authorized


Date:    October 30, 2000                   Date:    11/2/2000



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